UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 13, 2007
PERRIGO COMPANY
(Exact name of registrant as specified in its charter)

MICHIGAN	0-19725	38-2799573
(State of other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		No.)

515 Eastern Avenue, Allegan, Michigan	49010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (269) 673-8451

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Employment Agreement between the Company and Moshe Arkin, Mr. Arkin has provided timely written notice to the Company of his intention not to renew his Employment Agreement, such that he will terminate his employment as Vice Chairman and General Manager, Perrigo Global Generics and API, effective March 17, 2008. While he will cease to be an executive officer as of that date, Mr. Arkin will remain a member of the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY (Registrant)

Dated: September 13, 2007	By:	/s/Todd W. Kingma
Todd W. Kingma
Executive Vice President, Secretary and General Counsel